                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - June 26, 2001
                         -------------------------------
                        (Date of Earliest Event Reported)


                              EQUITY ONE ABS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


        Delaware                   333-53404                  52-2029487
------------------------     ---------------------      -----------------------
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     ---------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 5. Other Events
--------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class A Certificateholders with respect to the June 25, 2001 Distribution Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EQUITY ONE ABS, INC.


                                     By: /s/ James H. Jenkins
                                         ---------------------------------------
                                         James H. Jenkins, Senior Vice President


Dated:  June 27, 2001

                                                                         Annex A

                                                                     Page 1 of 3

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                             Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-1

                                                Statement to Certificateholders

                                                          June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
               ORIGINAL       BEGINNING                                                                                 ENDING
                FACE          PRINCIPAL                                                    REALIZED       DEFERRED     PRINCIPAL
  CLASS         VALUE          BALANCE        PRINCIPAL     INTEREST        TOTAL           LOSSES        INTEREST      BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   A       200,096,000.00   198,176,278.39   3,361,009.97   742,121.99    4,103,131.96        0.00          0.00     194,815,268.42
   R                 0.00             0.00           0.00         0.00            0.00        0.00          0.00               0.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTALS    200,096,000.00   198,176,278.39   3,361,009.97   742,121.99    4,103,131.96        0.00          0.00     194,815,268.42
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  AIO       24,000,000.00    24,000,000.00           0.00   120,000.00      120,000.00        0.00          0.00      24,000,000.00
   X                 0.00   199,319,665.69           0.00        23.84           23.84        0.00          0.00     196,708,657.42
------------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------  -----------------------------------
                        FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                    PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------  -----------------------------------
                                                                                                                        CURRENT
             BEGINNING                                                               ENDING                            PASS-THRU
CLASS        PRINCIPAL          PRINCIPAL           INTEREST          TOTAL         PRINCIPAL         CLASS              RATE
-----------------------------------------------------------------------------------------------  -----------------------------------
  A          990.40599707      16.79698730         3.70882971      20.50581701    973.60900978          A              4.348750%
-----------------------------------------------------------------------------------------------  -----------------------------------
TOTALS       990.40599707      16.79698730         3.70882971      20.50581701    973.60900978
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 AIO       1,000.00000000       0.00000000         5.00000000       5.00000000  1,000.00000000        AIO              6.000000%
-----------------------------------------------------------------------------------------------  -----------------------------------




------------------------------------------------------------------------------------------------------------------------------------
           IF THERE ARE ANY QUESTIONS OF PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                                       Robert Wainwright
                                     The Chase Manhattan Bank - Structured Finance Services
                                                     450 West 33 st, 14 fl.
                                                    New York, New York 10001
                                                      Tel: (212) 946-7551
                                               Email: robert.wainwright@chase.com
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[LOGO]                                                                              (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION
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                                                                     Page 2 of 3

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                             Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-1

                                                         June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(i)     Funds Allocable to Certificate Principal
                              Scheduled Principal                                                                        130,539.45
                              Curtailments                                                                                16,115.54
                              Prepayments                                                                              2,464,353.28
                              Available Distributable Excess Spread                                                      750,001.70
                              Liquidation Proceeds                                                                             0.00

Sec. 4.03(a)(ii)    Interest Distribution Amounts
                              Interest Distribution - A                                                                  742,121.99
                              Unpaid Interest - A                                                                              0.00
                              Remaining Unpaid Interest - A                                                                    0.00

                              Interest Distribution - AIO                                                                120,000.00
                              Unpaid Interest - AIO                                                                            0.00
                              Remaining Unpaid Interest - AIO                                                                  0.00

Sec. 4.03(a)(iii)   Available Funds Shortfall                                                                                  0.00

Sec. 4.03(a)(v)     Ending Pool Balance                                                                              196,708,657.42

Sec. 4.03(a)(vi)    Servicing Fee                                                                                         83,049.86

Sec. 4.03(a)(viii)  Advances Included in Current Distribution                                                            138,232.33
                    Aggregate Amount of Advances Outstanding                                                             397,956.29

Sec. 4.03(a)(xii)   Aggregate Stated Principal Balance of the three largest loans                                      1,424,733.50

Sec. 4.03(a)(xiii)  Net WAC Cap Carryover Amounts Due                                                                          0.00
                    Net WAC Cap Carryover Amounts Paid                                                                         0.00

Sec. 4.03(a)(xiv)   Aggregate Principal Balance of Balloon Loans w/ Original Terms <=36 Months 60 + Delinquent                 0.00

Sec. 4.03(a)(xv)    Current Period Loan Losses                                                                                 0.00
                    Cumulative Loan Losses                                                                                     0.00


Sec. 4.03(a)(xvi)   Funds Withdrawn From Reserve Fund For Distribution                                                         0.00
                    Ending Balance of Reserve Fund                                                                             0.00

Sec. 4.03(a)(xvii)  Number of Loans Repurchased                                                                                0.00

Sec. 4.03(a)(xviii) Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)               10.43

Sec. 4.03(a)(xix)   Weighted Average Remaining Term of Outstanding Loans                                                     326.00

Sec. 4.03(a)(xx)    Overcollateralization Target Amount                                                                6,002,889.20

Sec. 4.03(a)(xxi)   Distributable Excess Spread Included in Distribution                                                 750,001.70

Sec. 4.03(a)(xxii)  Amount of Funds Collected by Trustee under Yield Maintenence Agreeement                                    0.00

[LOGO]                                                                               (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION
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
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                                                                     Page 3 of 3

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                             Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-1

                                                         June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(ix)A        Loans Delinquent

                         --------------------------------------------------------------------------------------
                                                             Group Totals
                         --------------------------------------------------------------------------------------
                             Period              Number                 Principal Balance            Percentage
                         --------------------------------------------------------------------------------------
                            0-30 days             384                    37,035,406.09                 18.83%
                         --------------------------------------------------------------------------------------
                           31-60 days              42                     3,142,494.00                  1.60%
                         --------------------------------------------------------------------------------------
                           61-90 days               9                       708,437.12                  0.36%
                         --------------------------------------------------------------------------------------
                           91+days                 14                     1,683,720.91                  0.86%
                         --------------------------------------------------------------------------------------
                            Total                 449                    42,570,058.12                 21.65%
                         --------------------------------------------------------------------------------------

Sec. 4.03 (a)(ix)B       Loans in Foreclosure

                                 ---------------------------------------------------------------------
                                                             Group Totals
                                 ---------------------------------------------------------------------
                                           Number          Principal Balance            Percentage
                                 ---------------------------------------------------------------------
                                             0                    0.00                      0.00%
                                 ---------------------------------------------------------------------

Sec. 4.03(a)(xi)         Loans in REO

                                 ---------------------------------------------------------------------
                                                             Group Totals
                                 ---------------------------------------------------------------------
                                           Number          Principal Balance            Percentage
                                 ---------------------------------------------------------------------
                                             0                    0.00                      0.00%
                                 ---------------------------------------------------------------------



[LOGO]                                                                               (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION
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